Income Taxes (Tables)	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred tax assets as of December 31, 2021 and 2020 are summarized below (in thousands):

	2021	2020
Stock-based compensation	$401	$380
Research credits	8,629	8,848
Depreciation	(52)	(52)
Net operating loss carryforwards	33,033	30,492
Inventory write down	81	82
Other	454	375
Total deferred tax assets	42,399	40,125
Valuation allowance	(42,399)	(40,125)
Net deferred tax assets	$—	$—